UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2015

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  On September 17, 2015, Moelis & Company (the “Company”) appointed Navid Mahmoodzadegan and Jeff Raich as Co-Presidents of the Company effective immediately.

Navid Mahmoodzadegan is a co-founder and has served as a Managing Director of our Company since 2007 and a director since April 2014.  Jeff Raich is a co-founder and has served as a Managing Director and Head of Mergers and Acquisitions of our Company since 2007 and a director since April 2014.

The information required by this Item 5.02(c) with respect to Messrs. Mahmoodzadegan and Raich is disclosed in our Proxy Statement, filed with the SEC on April 28, 2015 under the headings “Corporate Governance — Executive Officers and Directors” and “Executive Compensation - Employment Agreements.”

Item 7.01                                           Regulation FD Disclosure.

On September 17, 2015, the Company issued a press release.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	99.1	Press release of Moelis & Company dated September 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date:  September 17, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Moelis & Company dated September 17, 2015.